UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 16, 2010

 Lazard Ltd
(Exact name of registrant as specified in its charter)

Bermuda
(State or other jurisdiction of incorporation)

001-32492	98-0437848
(Commission File Number)	(IRS Employer Identification No.)

Clarendon House, 2 Church Street, Hamilton, Bermuda	HM 11
(Address of Principal Executive Offices)	(Zip Code)

441-295-1422
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01       Entry into a Material Definitive Agreement.

Underwriting Agreement and Pricing Agreement

Pursuant to a Prospectus Supplement dated March 16, 2010, to the Prospectus dated March 16, 2010 (together, the “Prospectus”), certain selling shareholders (the “Selling Shareholders”) of Lazard Ltd (the “Company”) identified in the Prospectus offered 7,869,311 shares of Class A common stock, par value $0.01 per share, of the Company (the “Common Stock”).  The Prospectus was filed as part of the Company’s Registration Statement on Form S-3 (Registration No. 333-165511) filed with the Securities and Exchange Commission on March 16, 2010.

The sale of the Common Stock was underwritten by Goldman, Sachs & Co. (“Goldman Sachs”), pursuant to (i) an Underwriting Agreement, dated as of March 16, 2010 (the “Underwriting Agreement”), among the Company, the Selling Shareholders and Goldman Sachs and (ii) a Pricing Agreement, dated as of March 16, 2010 (the “Pricing Agreement”), among the Company, the Selling Shareholders and Goldman Sachs.  Goldman Sachs agreed to purchase the 7,869,311 shares of Common Stock in the offering from the Selling Shareholders at a price of $35.90 per share of Common Stock.  The offering was approved by resolution of the Board of Directors of the Company on March 12, 2010.

The preceding is a summary of the terms of the Underwriting Agreement and the Pricing Agreement, and is qualified in its entirety by reference to the Underwriting Agreement attached as Exhibit 1.1 and the Pricing Agreement attached as Exhibit 1.2, which are incorporated herein by reference as though they were fully set forth herein.

Letter Agreement with the Wasserstein Family Trusts

The Company, Lazard Group LLC (“Lazard Group” and, together with the Company, “Lazard”) and the Trustees of the Cranberry Dune 1998 Long-term Trust (the “Trust”) entered into a letter agreement, dated as of March 16, 2010 (the “Letter Agreement”), pursuant to which the Trustees of the Trust agreed (1) immediately upon the completion of the offering of Common Stock pursuant to the Underwriting Agreement, to terminate Lazard’s obligation to nominate one person designated by the Trust to the Board of Directors of the Company (pursuant to the terms of the letter agreement, dated as of May 20, 2005, by and among the Trustees of the Trust and Lazard Group) and (2) that Ellis Jones would not stand for reelection at the Company’s 2010 Annual General Meeting of Shareholders.

The preceding is a summary of the terms of the Letter Agreement, and is qualified in its entirety by reference to the Letter Agreement attached as Exhibit 10.1 as though it was fully set forth herein.

Item 5.02      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)

Departure of Ellis Jones as Director

Mr. Ellis Jones will cease serving as a member of the Board of Directors of Lazard on or before the Company’s 2010 Annual General Meeting of the Shareholders.

Item 9.01        Financial Statements and Exhibits

(d) Exhibits.    The following exhibits are filed as part of this Current Report on Form 8-K:

Exhibit Number	Description of Exhibit
1.1	Underwriting Agreement, dated as of March 16, 2010, among Lazard Ltd, the Selling Shareholders listed thereto and Goldman, Sachs & Co.
1.2	Pricing Agreement, dated as of March 16, 2010, among Lazard Ltd, the Selling Shareholders listed thereto and Goldman, Sachs & Co.
10.1	Letter Agreement, dated as of March 16, 2010, among Lazard Ltd, Lazard Group LLC and the Cranberry Dune 1998 Long-term Trust

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

LAZARD LTD (Registrant)

By:	/s/ Scott D. Hoffman
Name: Scott D. Hoffman
Title: Managing Director and General Counsel

Dated:  March 22, 2010

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
1.1	Underwriting Agreement, dated as of March 16, 2010, among Lazard Ltd, the Selling Shareholders listed thereto and Goldman, Sachs & Co.
1.2	Pricing Agreement, dated as of March 16, 2010, among Lazard Ltd, the Selling Shareholders listed thereto and Goldman, Sachs & Co.
10.1	Letter Agreement, dated as of March 16, 2010, among Lazard Ltd, Lazard Group LLC and the Cranberry Dune 1998 Long-term Trust